UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2022

The Hackett Group, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	333-48123	65-0750100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Brickell Bay Drive, Suite 3000 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 375-8005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HCKT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 10, 2022, The Hackett Group, Inc. (the “Company”) issued a press release setting forth its consolidated financial results for the first fiscal quarter ended April 1, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

The information contained in Item 2.02 of this current report on Form 8-K, as well as Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders of the Company was held on May 5, 2022. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Proposal 1 - Election of Directors. The shareholders of the Company elected the director nominees named below to serve until the 2025 Annual Meeting of Shareholders and until his/her successors are duly elected and qualified. The following is a breakdown of the voting results:

				BROKER
DIRECTOR	FOR	AGAINST	ABSTAIN	NON-VOTES
Ted A. Fernandez	25,170,780	1,167,546	187,720	2,046,026

DIRECTOR	FOR	AGAINST	ABSTAIN	NON-VOTES
Robert A. Rivero	24,695,075	1,810,682	20,289	2,046,026

DIRECTOR	FOR	AGAINST	ABSTAIN	NON-VOTES
Alan T.G. Wix	19,822,813	6,686,241	16,992	2,046,026

Proposal 2 – Amendment to the Company’s 1998 Stock Option and Incentive Plan. The shareholders of the Company approved an amendment to the Company’s 1998 Stock Option and Incentive Plan (the “Plan”) to (i) increase the sublimit under the Plan for the issuance of restricted stock and restricted stock units by 1,900,000 shares, and (ii) increase the total number of shares authorized for issuance under the Plan by 1,900,000 shares. The following is a breakdown of the voting results:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
25,329,151	1,038,693	158,202	2,046,026

Proposal 3 – Amendment to the Company’s Employee Stock Plan. The shareholders of the Company approved an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) to (i) increase the number of shares authorized for issuance under the Purchase Plan by 250,000 shares, and (ii) extend the term of the Purchase Plan by five years until July 1, 2028. The following is a breakdown of the voting results:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
26,309,278	61,918	154,850	2,046,026

Proposal 4 – Advisory Vote on Executive Officer Compensation. The shareholders of the Company approved an advisory vote on executive officer compensation. The following is a breakdown of the voting results:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
25,829,500	680,312	16,234	2,046,026

Proposal 5 – Appointment of RSM US LLP as Independent Auditor. The shareholders of the Company ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2022. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	NON-VOTES
28,543,600	25,760	2,712	-

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of The Hackett Group, Inc., dated April 1, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HACKETT GROUP, INC.

Date: May 10, 2022	By:	/s/ Robert A. Ramirez
Robert A. Ramirez
Executive Vice President, Finance and Chief Financial Officer